Debentures	12 Months Ended
Dec. 31, 2025
Debentures [Abstract]
Debentures

Note 15. Debentures

On May 14, 2021, the Group issued 61,000 non-convertible debentures, in a single series, with a nominal unit value of R$1 to a group of initial investors (the “Initial Investors”, with the issuance being referred to herein as the “First Issue”). Interest accrues at the rate of CDI + 10.6% per year and is payable quarterly in February, May, August and November of each year. Amortization of principal is quarterly, beginning in May 2023 with final maturity in May 2026.

The debentures were initially recognized at fair value, net of R$2.3 million of transaction costs, and are recorded at amortized cost.

The following is a summary of activity related to the debentures for the years ended December 31, 2025 and , 2024:

As of January 1, 2024	51,197
Interest incurred	8,816
Principal payments	(11,312)
Interest payments	(7,961)
As of December 31, 2024	40,740
Interest incurred	4,809
Principal payments	(31,911)
Interest payments	(5,646)
As of December 31, 2025	7,992

Collateral and guarantees

As of December 31, 2025, all the shares representing the share capital of the subsidiaries Effecti, Leadlovers and Onclick were pledged as collateral for the debentures.

In guarantee of faithful, punctual and full compliance of all obligations, principal or ancillary, the following guarantees were formalized: (i) fiduciary assignment of all rights and credits arising from the linked disbursement and centralized escrow accounts, which are used to deposit and disburse the funds received from the debentures, both owned by the Company; and (ii) fiduciary assignment by the Company of all shares and shares of the subsidiaries acquired, as well as any other common or preferred shares, with or without voting rights, representing the share capital of the subsidiaries acquired, which may be subscribed, acquired or in any way held by the Company. The guarantees above mentioned are only applicable to the subsidiaries Leadlovers, Ipe, Datahub, and Onclick.

Covenants

The debentures have covenants normally applicable to these types of operations related to the meeting of economic-financial indices on an annual basis, including (i) gross debt indicator / pro forma EBITDA ratio less than or equal to 3.0x; (ii) pro forma EBITDA margin in relation to net operating revenue greater than or equal to 20%; and (iii) debt service coverage index greater than or equal to 4.0x, as defined in the related agreement. A failure to meet any of the covenants automatically results in early maturity of the debentures.

On March 30, 2022, the debenture holders granted the Company’s request for a waiver of the covenant violations. As part of the waiver, the covenants for 2022 were amended as follows: (i) gross debt indicator / pro forma EBITDA to 7.2x; (ii) pro forma EBITDA margin in relation to net operating revenue to 7.1%; and (iii) the debt service coverage index of 4.0x was maintained. The Company did not meet all of the amended 2022 covenants and, on February 9, 2023, debenture holders approved the Company’s separate request for an additional waiver for the 2022 covenant violations. On May 8, 2023, the debenture holders granted the Company’s request to extend the scheduled amortization date of the debentures to August 14, 2023. Principal payments totaling R$7.4 million were made on the debentures in 2023. The payment balances were issued on October 2, 2023, October 13, 2023, and December 28, 2023, in the amount of R$2.5 million, R$2.5 million and R$2.4 million respectively.

As of December 31, 2023, the Company did not meet the debt service coverage index covenant, as the calculated index was 0.6x which is less than the 4.0x targeted threshold. The Company requested a waiver for the covenant violation on December 13, 2024, which would alleviate any Company concerns regarding a potential early debt maturity due to the covenant breach. The debenture holders granted the Company’s request on December 19, 2024, leaving the amortization date of the debentures unchanged.

As of December 31, 2024, the Company did not meet the debt service coverage index covenant, as the calculated index was 0.7x which is less than the 4.0x targeted threshold. The Company requested a waiver for the covenant violation on April 24,2025, which would alleviate any Company concerns regarding a potential early debt maturity due to the covenant breach. The debenture holders granted the Company’s request on April 29, 2025.

As of December 31, 2025, the Company was compliant with the debt service coverage index covenant, as the calculated index was 5.1x which is more than the 4.0x targeted threshold.

Exposure premium

In connection with the First Issue, the Company and the Initial Investors entered into a separate agreement that provides for the payment of additional amounts to the Initial Investors in the event of certain liquidity events, as defined, or the early redemption of the debentures by the Company in whole or in part prior to maturity, (the “Exposure Premium”).

Liquidity events are defined within the debenture agreement as the sale, exchange or alteration of the capital structure of the Group such as reorganization or the public sale of shares equivalent to at least 10% of the total capital stock of the Group. The Exposure Premium due to Initial Investors under a qualifying liquidity event is calculated as 5% of the total equity value of all the shares of the Group on the date of the event, applied pro-rata based on the total debentures initially acquired by the Initial Investors in proportion to every 250,000 debentures authorized for issuance in the First Issue. As only 58,000 of 250,000 debentures were issued to the Initial Investors, the total exposure is 1.16% of total equity value of all the shares of the Group on the date of liquidity event, limited to the applicable percentage cap of the value of the debentures outstanding, as described in the table below.

The Group may redeem the debentures prior to their maturity in part or in full or make an offer for the early redemption of debentures to the Initial Investors. The Exposure Premium applicable to an early redemption occurring is calculated pro-rata based on the total debentures initially acquired by the Initial Investors and will be calculated based on the total amount of the debentures outstanding on the date of early redemption.

The Exposure Premium is calculated based on its fair value. The Exposure Premium fair value considers a cap for the liquidity event or early redemption according to the following criteria:

Liquidity Event Date or Early Redemption Date	Cap Applied to Total Debentures Outstanding (%)
From May 14, 2023 (inclusive) to May 14, 2024 (exclusive)	45.00%
From May 14, 2024 (inclusive) to May 14, 2031	50.00%

The Exposure Premium payment is not linked to the payment of debentures and is considered additional and independent compensation, due exclusively to the Initial Investor which acquired the first issuance of debentures and is therefore not due to any other investors. The Exposure Premium will only be paid once per Initial Investor at the time of the liquidity event or in case of early redemption.

As of December 31, 2025 and 2024, the fair value of the Exposure Premium was R$2.9 million and R$2.9 million, respectively, and the fair value adjustment is recorded in the provision for debentures as a current liability with the change in fair value of the Exposure Premium recorded in profit or loss.